RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO, AND
MAIL TAX STATEMENTS TO:

R & S Tropical, LLC
3075 E. Flamingo Rd, Suite 102A
Las Vegas, NV 89130


--------------------------------------------------------------------------------
(Above Space for Recorder's Use Only)


Parcel No(s). 124-26-701-005 and 124-26-701-006


                           GRANT, BARGAIN & SALE DEED
                           --------------------------


[Statement of Tax Due and Request that Stamps not be made part of the Permanent Record to be filed separate from the Deed]

         FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, AMERICAN CARE GROUP, INC., a Nevada corporation hereby GRANTS, BARGAINS and SELLS to R & S Tropical, LLC a Nevada limited liability company the real property located in the County of Clark, State of Nevada, more particularly described in Exhibit "1" attached hereto and incorporated herein by this reference;

         TOGETHER WITH all and singular the tenements, hereditaments and appurtenances thereunto belonging, or in anywise appertaining, and the reversion of reversions, remainder and remainders, rents, issues and profits thereof.

         Subject to permitted Exceptions as defined in that certain Agreement for Purchase and Sale between AMERICAN CARE GROUP, INC. and CENTEX HOMES dated September __, 2003 and more particularly described in Exhibit "2" attached herein and incorporated by this reference.

         IN WITNESS WHEREOF, the undersigned has executed this document as of the day and year indicated.


Dated:  1/27/2004
        ----------------------------

"SELLER"

AMERICAN CARE GROUP, INC.
a Nevada corporation

By:    /s/   Ronald J. Tassinssi
       -------------------------

Name:  Ronald J. Tassinssi
       -------------------------

Title: President
       -------------------------

State of   NEVADA   }
                    }       ss:
County of  Clark    }


This  instrument  was  acknowledged  before me on       January 27, 2004,
by Ronald J. Tassinssi as President of American Care Group, Inc., a Nevada corporation.


                                        /s/ Joung Mi Min
                                        ----------------------------------------
                                        NOTARY PUBLIC
                                        My Commission Expires: 1/6/06



[SEAL] NOTARY PUBLIC
      STATE OF NEVADA

      COUNTY OF CLARK
       JOUNG MI JIN

NO: 02-72740-1
My Appointment
Expires Jan. 11,2008